PRESS RELEASE For immediate release

NVE Corporation Reports Third Quarter Results

EDEN PRAIRIE, Minn.—January 23, 2008—NVE Corporation (Nasdaq: NVEC) announced today financial results for the quarter and nine months ended December 31, 2007.

Product sales for the quarter increased 25% over the prior-year quarter to $4.25 million from $3.40 million. Total revenue, consisting of product sales and contract research and development revenue, increased 23% to $4.77 million for the third quarter of fiscal 2008 from $3.86 million in the prior-year quarter. Net income for the third quarter of fiscal 2008 increased 62% to $1.70 million, or $0.36 per diluted share, compared to $1.05 million, or $0.22 per share, for the prior-year quarter.

For the first nine months of fiscal 2008, product sales increased 25% to $12.83 million from $10.23 million for the first nine months of fiscal 2007. Total revenue increased 22% to $14.48 million for the first nine months of fiscal 2008 from $11.90 million for the prior-year period. Net income for the nine months of fiscal 2008 was $4.93 million, or $1.04 per diluted share compared to $3.23 million, or $0.67 per diluted share, for the first nine months of fiscal 2007.

"We are pleased to report our best third quarter ever," said NVE President and Chief Executive Officer Daniel A. Baker, Ph.D. "Increases in product sales and operating margins drove record earnings."

NVE is a leader in the practical commercialization of spintronics, a nanotechnology that relies on electron spin rather than electron charge to acquire, store and transmit information. The company manufactures high-performance spintronic products including sensors and couplers that are used to acquire and transmit data. NVE has also licensed its spintronic magnetoresistive random access memory technology, commonly known as MRAM.

Statements used in this press release that relate to future plans, events, financial results or performance are forward-looking statements that are subject to certain risks and uncertainties including, among others, such factors as risks in continued growth in revenue and profitability, risks associated with our reliance on several large customers, as well as the risk factors listed from time to time in our filings with the SEC, including our Annual Report on Form 10-K and other reports filed with the SEC.

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                            NVE CORPORATION
                          STATEMENTS OF INCOME
 QUARTERS AND NINE MONTHS ENDED DECEMBER 31, 2007 AND 2006 (Unaudited)

                                             Quarter Ended December 31
                                                2007           2006
                                            ------------   ------------
Revenue
  Product sales                             $ 4,249,809    $ 3,402,937
  Contract research and development             515,716        459,112
                                            ------------   ------------
Total revenue                                 4,765,525      3,862,049
Cost of sales                                 1,663,045     1 ,385,163
                                            ------------   ------------
Gross profit                                  3,102,480      2,476,886
Expenses
  Selling, general, and administrative          492,771        479,387
  Research and development                      347,344        544,779
                                            ------------   ------------
Total expenses                                  840,115      1,024,166
                                            ------------   ------------
Income from operations                        2,262,365      1,452,720
Interest income                                 259,865        157,337
Other income                                     62,930          -
                                            ------------   ------------
Income before taxes                           2,585,160      1,610,057
Provision for income taxes                      882,867        558,504
                                            ------------   ------------
Net income                                  $ 1,702,293    $ 1,051,553
                                            ============   ============
Net income per share - basic                $      0.37    $      0.23
                                            ============   ============
Net income per share - diluted              $      0.36    $      0.22
                                            ============   ============
Weighted average shares outstanding
  Basic                                       4,637,275      4,620,835
  Diluted                                     4,764,430      4,786,868
Supplemental financial data
  Stock-based compensation                  $     5,598    $     8,167
  Cash paid for income taxes                $   725,000    $      -

                                             Nine Months Ended Dec. 31
                                                2007           2006
                                            ------------   ------------
Revenue
  Product sales                             $12,830,771    $10,233,325
  Contract research and development           1,648,657      1,662,287
                                            ------------   ------------
Total revenue                                14,479,428     11,895,612
Cost of sales                                 4,956,973      4,224,165
                                            ------------   ------------
Gross profit                                  9,522,455      7,671,447
Expenses
  Selling, general, and administrative        1,631,936      1,421,332
  Research and development                    1,169,018      1,641,637
                                            ------------   ------------
Total expenses                                2,800,954      3,062,969
                                            ------------   ------------
Income from operations                        6,721,501      4,608,478
Interest income                                 731,243        418,683
Interest expense                                   -              (589)
Other income                                     62,930         25,246
                                            ------------   ------------
Income before taxes                           7,515,674      5,051,818
Provision for income taxes                    2,581,272      1,824,988
                                            ------------   ------------
Net income                                  $ 4,934,402    $ 3,226,830
                                            ============   ============
Net income per share - basic                $      1.06    $      0.70
                                            ============   ============
Net income per share - diluted              $      1.04    $      0.67
                                            ============   ============
Weighted average shares outstanding
  Basic                                       4,634,102      4,618,086
  Diluted                                     4,761,112      4,784,118
Supplemental financial data
  Stock-based compensation                  $   164,008    $   128,203
  Cash paid for income taxes                $ 2,209,313    $    44,300

                                NVE CORPORATION
                                BALANCE SHEETS
                        DECEMBER 31 AND MARCH 31, 2007

                                                (Unaudited)
                                               Dec. 31, 2007    March 31, 2007
                                               --------------   --------------
ASSETS
Current assets
  Cash and cash equivalents                    $   1,251,701    $     397,423
  Marketable securities, short term                1,693,149          982,415
  Accounts receivable, net of allowance for
    uncollectible accounts of $15,000              2,182,762        2,005,005
  Inventories                                      2,493,812        2,016,858
  Deferred tax assets                                473,289        1,328,106
  Prepaid expenses and other assets                  839,037          333,587
                                               --------------   --------------
Total current assets                               8,933,750        7,063,394
Fixed assets
  Machinery and equipment                          5,061,407        4,458,948
  Leasehold improvements                             436,794          413,482
                                               --------------   --------------
                                                   5,498,201        4,872,430
  Less accumulated depreciation                    4,173,394        3,834,683
                                               --------------   --------------
Net fixed assets                                   1,324,807        1,037,747
Marketable securities, long term                  20,109,098       16,909,353
                                               --------------   --------------
Total assets                                   $  30,367,655    $  25,010,494
                                               ==============   ==============
LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities
  Accounts payable                             $     435,175    $     502,595
  Accrued payroll and other                          550,276          590,287
  Deferred revenue                                   237,101           29,357
                                               --------------   --------------
Total current liabilities                          1,222,552        1,122,239
Shareholders' equity
  Common stock                                        46,387           46,274
  Additional paid-in capital                      18,533,940       18,289,248
  Accumulated other comprehensive loss                (6,641)         (84,282)
  Retained earnings                               10,571,417        5,637,015
                                               --------------   --------------
Total shareholders' equity                        29,145,103       23,888,255
                                               --------------   --------------
Total liabilities and shareholders' equity     $  30,367,655    $  25,010,494
                                               ==============   ==============